FS Multi-Alternative Income Fund

Unaudited Consolidated Schedule of Investments

As of July 31, 2021

(in thousands, except share amounts)

Portfolio Company(a)	Industry	Number of Shares	Cost	Fair Value(b)

Real Estate Funds—86.8%
Blackstone Property Partners, LP	Real Estate	2,909	$3,975	$4,246
JPMorgan U.S. Real Estate Core Mezzanine Debt Fund	Real Estate	20,593	2,134	2,122
RREEF Core Plus Industrial Fund	Real Estate	8,845	1,139	1,463
Total Real Estate Funds			7,248	7,831
TOTAL INVESTMENTS—86.8%			$7,248	7,831
OTHER ASSETS, LESS LIABILITIES—13.2%				1,192
NET ASSETS—100.0%				$9,023

Shares outstanding at period end (Class A)				848,659
Net asset value per common share at period end (Class A)				$2.78
Shares outstanding at period end (Class I)				2,403,511
Net asset value per common share at period end (Class I)				$2.77

(a)	Security may be an obligation of one or more entities affiliated with the named company.

(b)	Fair value is determined by the board of trustees of FS Multi-Alternative Income Fund (the “Fund”). For information on the Fund’s policy regarding valuation of investments, fair value hierarchy levels and other significant accounting policies, please refer to the Fund’s most recent audited consolidated financial statements.

See notes to unaudited consolidated schedule of investments

FS Multi-Alternative Income Fund

Notes to Unaudited Consolidated Schedule of Investments

As of July 31, 2021

(in thousands)

Investment Portfolio

The information contained in this section should be read in conjunction with the Fund’s audited financial statements contained in its annual report for the fiscal year ended October 31, 2020.

In general, under the 1940 Act, a Fund would be presumed to “control” a portfolio company if it owned more than 25% of its voting securities or had the power to exercise control over the management or policies of such portfolio company, and would be an “affiliated person” of a portfolio company if it owned 5% or more of its voting securities.

As of July 31, 2021, the Fund did not “control” any of its portfolio companies and was not an “affiliated person” of any of its portfolio companies, each as defined in the 1940 Act.

Under existing accounting guidance, fair value is defined as the price that the Fund would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. This accounting guidance emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Fund. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances. The Fund classifies the inputs used to measure these fair values into the following hierarchy as defined by current accounting guidance:

Level 1: Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2: Inputs that are quoted prices for similar assets or liabilities in active markets.

Level 3: Inputs that are unobservable for an asset or liability.

In accordance with ASC 820, private real estate funds are measured at estimated net asset value as a practical expedient and not included in the fair value hierarchy.